Property	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Property

The total cost of property and accumulated depreciation were as follows as of December 31:

	2011	2010
Land	$ 2,076,627	$ 2,076,627
Buildings and improvements	11,011,156	10,933,129
Rental trucks	157,604	157,604
Total	13,245,387	13,167,360

Less accumulated depreciation	(11,069,958)	(11,062,267)

Property – net	$2,175,429	$2,105,093